UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2021

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300	94111
San Francisco, CA	(Zip Code)
(Address of principal executive offices)

(415) 715-4377

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 10, 2021, ExcelFin Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the Class A common stock and warrants included in the Units commencing on December 13, 2021. Each Unit consists of one share of Class A common stock, par value $0.0001 per share, and one-half of one warrant, each whole warrant enabling the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Those Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “XFINU,” and each of the shares of Class A common stock and warrants that are separated will trade on Nasdaq under the symbols “XFIN” and “XFINW,” respectively. Holders of the Units will need to have their brokers contact American Stock Transfer and Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A common stock and warrants.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release Dated December 10, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corporation

Date: December 10, 2021	By:	/s/ Logan Allin
	Name:	Logan Allin
	Title:	Chief Executive Officer